Press Release – For Immediate Release

October 22, 2013

CCFNB Bancorp, Inc. Reports Third Quarter 2013 Earnings

Bloomsburg, PA – CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the third quarter of 2013.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the nine months ended September 30, 2013 was $4,851,000 compared to $5,461,000 for the same period in 2012. Earnings per share for the nine months ended September 30, 2013 and 2012 were $2.22 and $2.48, respectively. Annualized return on average assets and return on average equity were 1.04% and 8.61% for the nine months ended September 30, 2013 as compared to 1.17% and 9.96% for the same period of 2012.

The net interest margin, tax effected, on interest earning assets was 3.31% at September 30, 2013 as compared to 3.52% as of September 30, 2012.

Total assets increased $25.3 million to $633.0 million at September 30, 2013 from $607.7 million at December 31, 2012. Since the end of 2012, investment securities increased $11.9 million while net loans increased 6.1% or $22.5 million. Total deposits decreased $3.8 million while short term borrowings increased $29.2 million since the end of 2012.

When compared to December 31, 2012, stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.4 million to $74.9 million as of September 30, 2013. The current level of stockholders’ equity equated to a book value per share of $34.30 at September 30, 2013 as compared with $34.10 as of December 31, 2012. For the nine months ended September 30, 2013 cash dividends of $1.01 per share were paid to stockholders as compared to $.97 for the same 2012 period. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 11.8 % as of September 30, 2013 and 12.3% at December 31, 2012.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

(In Thousands)	September 30	December 31,
	2013	2012

ASSETS
Cash and due from banks	$12,412	$10,391
Interest-bearing deposits in other banks	472	10,146
Federal funds sold	599	2,054
Total cash and cash equivalents	13,483	22,591
Investment securities, available for sale, at fair value	181,664	170,444
Restricted securities, at cost	4,056	3,355
Loans held for sale	12,106	10,824
Loans, net of unearned income	385,118	363,941
Less: Allowance for loan losses	6,128	6,186
Loans, net	378,990	357,755
Premises and equipment, net	11,604	11,935
Accrued interest receivable	1,606	1,592
Cash surrender value of bank-owned life insurance	15,392	14,975
Investment in limited partnerships	1,254	1,413
Intangible Assets:
Core deposit	927	1,203
Goodwill	7,937	7,937
Prepaid FDIC assessment	-	864
Other assets	4,012	2,833
TOTAL ASSETS	$633,031	$607,721

LIABILITIES
Interest-bearing deposits	$381,798	$382,133
Noninterest-bearing deposits	77,461	80,895
Total deposits	459,259	463,028
Short-term borrowings	93,159	64,026
Long-term borrowings	2,108	4,112
Accrued interest payable	275	333
Other liabilities	3,459	1,686
TOTAL LIABILITIES	558,260	533,185

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share; authorized
15,000,000 shares, issued 2,326,904 shares in 2013
and 2,315,646 shares in 2012	2,909	2,894
Surplus	29,336	28,931
Retained earnings	47,362	44,713
Accumulated other comprehensive income	(163)	2,046
Treasury stock, at cost; 146,700 shares in 2013 and 129,900 shares
in 2012	(4,673)	(4,048)
TOTAL STOCKHOLDERS' EQUITY	74,771	74,536
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$633,031	$607,721

See accompanying notes to consolidated financial statements.

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
(In Thousands, Except Per Share Data)	September 30,		September 30,
	2013	2012	2013	2012
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,178	$4,348	$12,294	$12,925
Tax-exempt	273	279	803	835
Interest and dividends on investment securities:
Taxable	494	825	1,673	2,849
Tax-exempt	207	178	589	517
Dividend and other interest income	26	17	66	48
Federal funds sold	-	-	1	1
Deposits in other banks	2	19	24	44
TOTAL INTEREST AND DIVIDEND INCOME	5,180	5,666	15,450	17,219

INTEREST EXPENSE
Deposits	542	754	1,692	2,447
Short-term borrowings	53	45	146	164
Long-term borrowings	17	31	72	107
TOTAL INTEREST EXPENSE	612	830	1,910	2,718

NET INTEREST INCOME	4,568	4,836	13,540	14,501

PROVISION FOR LOAN LOSSES	30	305	90	365
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,538	4,531	13,450	14,136

NON-INTEREST INCOME
Service charges and fees	353	371	1,008	1,110
Gain on sale of loans	201	468	871	1,208
Earnings on bank-owned life insurance	120	122	359	381
Brokerage	113	106	349	331
Trust	147	167	433	467
Investment security gains (losses)	65	-	65	(17)
Interchange fees	289	267	829	783
Other	197	277	653	811
TOTAL NON-INTEREST INCOME	1,485	1,778	4,567	5,074

NON-INTEREST EXPENSE
Salaries	1,607	1,638	4,873	4,882
Employee benefits	518	406	1,607	1,479
Occupancy	271	265	838	783
Furniture and equipment	279	274	852	865
State shares tax	168	160	502	485
Professional fees	148	161	476	488
Director's fees	66	65	199	192
FDIC assessments	78	80	236	239
Telecommunications	68	58	200	185
Amortization of core deposit intangible	92	108	276	326
Automated teller machine and interchange	128	132	356	498
Other	397	625	1,237	1,513
TOTAL NON-INTEREST EXPENSE	3,820	3,972	11,652	11,935

INCOME BEFORE INCOME TAX PROVISION	2,203	2,337	6,365	7,275
INCOME TAX PROVISION	523	573	1,514	1,814
NET INCOME	$1,680	$1,764	$4,851	$5,461

EARNINGS PER SHARE	$0.77	$0.80	$2.22	$2.48
CASH DIVIDENDS PER SHARE	$0.34	$0.33	$1.01	$0.97
WEIGHTED AVERAGE SHARES OUTSTANDING	2,178,274	2,197,306	2,181,733	2,202,034

See accompanying notes to the unaudited consolidated financial statements.

	Quarter Ended

(Dollars in Thousands, Except Per Share Data)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Operating Highlights
Net income	1,680	1,474	1,697	1,692	$1,764
Net interest income	4,568	4,452	4,520	4,674	4,836
Provision for loan losses	30	30	30	470	305
Non-interest income	1,485	1,429	1,653	1,902	1,778
Non-interest expense	3,820	3,935	3,897	3,887	3,972
Financial Condition Data:
Total assets	633,031	625,279	616,529	607,721	$644,093
Loans, net	378,990	371,320	354,126	357,755	351,323
Intangibles	8,864	8,956	9,048	9,140	9,249
Total deposits
Noninterest-bearing	77,461	76,615	80,085	80,895	$83,017
Savings	81,896	84,078	82,572	78,833	74,492
NOW	76,957	78,657	77,021	75,666	74,442
Money Market	43,522	59,314	48,849	43,840	50,417
Time Deposits	179,423	177,375	181,463	183,794	207,292
Total interest-bearing deposits	381,798	399,424	389,905	382,133	406,643
Core deposits*	279,836	298,664	288,527	279,234	282,368
Selected Ratios
Net interest margin(YTD)	3.31%	3.25%	3.39%	3.49%	3.52%
Annualized return on average assets	1.04%	1.02%	1.11%	1.15%	1.17%
Annualized return on average equity	8.61%	8.39%	9.04%	9.71%	9.96%
Capital Ratios
Total risk-based capital ratio	20.27%	20.61%	20.68%	19.75%	19.86%
Tier 1 capital ratio	18.97%	19.31%	19.39%	18.48%	18.61%
Leverage ratio	10.40%	10.68%	10.69%	10.36%	10.15%
Asset Quality Ratios
Non-performing assets	4,109	3,866	3,815	4,074	$4,213
Allowance for loan losses	6,128	6,163	6,164	6,186	5,694
Allowance for loan losses to total loans	1.54%	1.61%	1.70%	1.65%	1.58%
Allowance for loan losses to
non-performing loans	149.58%	161.90%	161.58%	151.81%	132.82%
Per Share Data
Earnings per share	0.77	0.67	0.78	0.77	$0.80
Dividend declared per share	0.34	0.34	0.33	0.33	0.33
Book value	34.30	34.29	34.49	34.10	33.87
Common stock price:
Bid	37.15	37.05	36.85	36.60	$35.70
Ask	38.23	37.25	36.90	37.00	39.00
Weighted average common shares	2,178,274	2,180,368	2,184,833	2,196,285	2,197,306

* Core deposits are defined as total deposits less time deposits